UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2017
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RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)
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California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2928 Ramco Street, Suite 120 West Sacramento, CA	95691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 17, 2017, RiceBran Technologies (“Company”) filed a Current Report on Form 8-K (“Initial Form 8-K”) reporting the completion of the sale of the assets (“Asset Sale”) of its wholly-owned subsidiary, Healthy Natural, Inc. (“HN”), pursuant to the terms of the Asset Purchase Agreement dated as of July 14, 2017 and entered into by and among the Company, HN and United Laboratories Manufacturing, LLC.

The Company is filing this amendment to the Initial Form 8-K to provide the required pro forma financial information that was not filed with the Initial Form 8-K and to make disclosures under Items 2.04 and 8.01 of Form 8-K.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed on February 15, 2017 in the Company’s Current Report on Form 8-K, the Company entered into a securities purchase agreement on February 9, 2017 with certain accredited investors, pursuant to which the Company sold and issued an aggregate principal amount of $6,600,000 of original issue discount senior secured debentures (“Debentures”) and warrants to purchase an aggregate of 6,875,000 shares of common stock.

Pursuant to the terms of the Debentures, the holders of Debentures had the right to require the Company to redeem their Debentures for a price equal to the principal amount of the Debentures in connection with the completion of the Asset Sale. On July 14, 2017, all of the holders of the Debentures elected to require the Company to redeem the Debentures. In accordance with that election, the Company redeemed all the outstanding Debentures on July 14, 2017 following completion of the Asset Sale by paying to the holders of the Debentures a total of $6,600,000.

Item 8.01	Other Events

In addition to the payments described in Item 2.04 of this Current Report on Form 8-K, on July 14, 2017 the Company used $5,963,149 of the proceeds from the Asset Sale to pay all outstanding principal and accrued interest on its subordinated promissory notes.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit
No.	Description

99.2	Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: July 20, 2017	By:	/s/ Robert Smith
Robert Smith
Chief Executive Officer
(Duly Authorized Officer)